Exhibit 99.2

1 1 supplemental Strategy. Execution. Results. report 2014 First Quarter Parker Medical Office Building Parker, Colorado THE FIRST HEALTHCARE REIT THE ONLY REIT IN THE S&P 500® S&P 500 DIVIDEND ARISTOCRATS® IN THE INDEX

2 Sustainability 3 Summary 4 Heat Map - Triple-Net Master Lease Profile 5 Credit Profile 6 Capitalization 8 Indebtedness and Ratios 10 Investments 12 Portfolio Portfolio Summary 14 Senior Housing 20 Post-Acute/Skilled 23 Life Science 26 Medical Office 29 Hospital 31 Investment Management Platform 32 Definitions and Reconciliations 33 Company Information 39 Forward Looking Statements & Risk Factors 40 TABLE OF Contents

THIS QUARTER Sustainability Inline image 1Efficiency HCP’s Skyline Medical Plaza in Nashville, Tennessee received The Outstanding Building of the Year (TOBY) Award in the MOB category at the local level. Received 4 ENERGY STAR certifications this quarter for a total of 134 ENERGY STAR certifications as of March 31, 2014. Charitable Giving Social Contributed to educational and charitable organizations in partnership with our employees, tenants and peers. Environmental Our Oyster Point life science campus located in South San Francisco was named one of the Best Workplaces for Commuters for the 2nd consecutive year for providing commuter benefits that promote energy conservation.

THE NUMBERS Summary PORTFOLIO INCOME FROM ASSETS UNDER MANAGEMENT (1) Dollars in thousands, except per share data Hospital5% Post-Acute/Skilled31% SeniorHousing37% MedicalO ice13% LifeScience14% Three Months Ended March 31, 2014 2013 Revenues $ 529,992 $ 511,186 NOI 437,140 425,671 Cash NOI 400,993 382,625 Year-Over-Year SPP Cash NOI % Growth 4.2% 1.1% Adjusted EBITDA $ 455,914 $ 453,527 Diluted FFO per common share 0.75 0.74 Diluted FAD per common share 0.63 0.62 Diluted EPS 0.56 0.51 Dividends per common share 0.545 0.525 FFO payout ratio 73% 71% FAD payout ratio 87% 85% Financial Leverage 39% 40% Adjusted Fixed Charge Coverage 4.1x 3.9x March 31, 2014 Property Count Assets Under Management (2) Senior housing 444 $ 7,835,396 Post-acute/skilled 302 6,226,825 Life science 115 3,618,264 Medical office 273 3,423,522 Hospital 20 688,041 1,154 $ 21,792,048 (1) Represents cash NOI from real estate owned by HCP, interest income from Debt Investments and HCP’s pro rata share of cash NOI from real estate owned by the Company’s Investment Management Platform, excluding cash NOI from assets held for sale and under development and land held for development, for the quarter ended March 31, 2014. (2) Represents the historical cost of real estate owned by HCP, the carrying amount of Debt Investments and 100% of the cost of real estate owned by the Company’s Investment Management Platform, excluding assets held for sale and under development and land held for development, at March 31, 2014.

HEAT MAP Triple-Net Master Lease Profile(1) 0.4% 0.4% 0.8% 0.7%0.1%0.1%0.4% 1.9% 1.1% 1.5% 0.7% 0.5% 0.9% 1.6% 0.4% 0.7% 0.4%1.5% 1.3% 0.4% 1.0% 0.7%0.9% 0.7% 0.6% 0.2% 0.1% 0.6% 0.4% 0.1% 0.2% 0.4% 6.1% 0.50x0.75x1.00x1.25x1.50x02468101214161820TERM(YEARS TO EXPIRATION) 0.1% 0.8% 0.2% 28.6% (3) 10.25x25EBITDAR CFC(TRAILING TWELVE MONTHS ENDED 12/31/2013) 95 % INVESTMENT TYPE: Senior Housing Post-Acute/Skilled Hospital No Corporate Guaranty % Share of HCP Annualized Revenues Master leases profiled represent 95% of triple-net Annualized Revenues(2) (1) Excludes master leases with properties transitioned to new operators or acquired during the period required to calculate CFC. (2) Refers to Annualized Revenues from triple-net leases in our senior housing, post-acute/skilled and hospital segments and excludes interest income and properties operated under a RIDEA structure. (3) Represents HCR ManorCare, Inc. (“HCR”) (guarantor) fixed charge coverage for their combined senior housing and post-acute/skilled portfolios as the combined portfolio is cross-collateralized under a single master lease with a corporate guaranty. See HCR Portfolio Summary in this report.

CREDIT Profile Financial Leverage Adjusted Fixed Charge Coverage 2.9x 2.3x 2.1x 2.3x 2.6x 2.9x 3.1x 3.6x 4.0x 4.1x 0.0x1.0x2.0x3.0x4.0x5.0xPre-CNLAcquisition200620072008200920102011201220131Q 2014 48.7% 58.7% 57.4% 47.6% 43.4% 38.2% 41.0% 40.2% 39.2% 38.5% 0% 20% 40% 60% 80% Pre-CNLAcquisition200620072008200920102011201220131Q 2014(1) Secured Debt Ratio Net Debt to Adjusted EBITDA 11.5% 21.2% 11.8% 15.1% 15.8% 14.1% 10.0% 8.3% 6.8% 6.2% 0% 5% 10% 15% 20% 25% Pre-CNLAcquisition200620072008200920102011201220131Q 2014(1) 5.1x 11.4x 8.8x 6.3x 6.2x 5.2x 5.3x 5.3x 4.7x 4.7x 0.0x2.0x4.0x6.0x8.0x10.0x12.0xPre-CNLAcquisition200620072008200920102011201220131Q 2014(1) Credit Ratings (Senior Unsecured Debt) Pre-CNL Acquisition 2006 2007 2008 2009 2010 2011 2012 2013 1Q 2014 Moody’s Baa2 Baa3 Baa3 Baa3 Baa3 Baa3 Baa2 Baa1 Baa1 Baa1 (Stable) Standard & Poor’s BBB+ BBB BBB BBB BBB BBB BBB BBB+ BBB+ BBB+ (Stable) Fitch BBB+ BBB BBB BBB BBB BBB BBB+ BBB+ BBB+ BBB+ (Stable) (1) Pro forma to exclude the temporary benefit resulting from prefunding the HCR acquisition in December 2010.

CREDIT Profile Same Property NOI Growth Total Gross Assets (in billions) 2.1% 2.6% 2.0% 1.6% 3.2% 4.8% 4.0% 4.2% 3.1% 4.2% 2.4% 4.6% 4.6% 2.1% (2.8%) (0.6%) 2.7% 3.7% 3.8% (4%) (2%) 0% 2% 4% 6% HCPMajor Property Sectors(1) 2005200620072008200920102011201220131Q 2014(2) $4.7 $10.6 $13.7 $13.2 $13.8 $14.2 $19.2 $22.0 $22.5 $22.3 $0$5$10$15$20$25Pre-CNLAcquisition200620072008200920102011201220131Q 2014(3) FFO as Adjusted Payout Ratio Liquidity(4) (in billions) 83% 87% 80% 77% 86% 83% 71% 72% 70% 73% 50% 60% 70% 80% 90% Pre-CNLAcquisition200620072008200920102011201220131Q 2014 $0.3 $0.4 $0.6 $1.4 $1.6 $1.5 $1.1 $1.7 $1.8 $2.0 $0.0$0.5$1.0$1.5$2.0$2.5Pre-CNLAcquisition200620072008200920102011201220131Q 2014(3) (1) Presented as originally reported and represents annual SPP cash NOI growth. (2) Compiled by Green Street Advisors and is available in their Commercial Property Outlook report dated March 6, 2014 (the “Green Street Report”); this information represents the average annual same property NOI growth equally weighted for each of five major property sectors: apartment, industrial, mall, office and strip center. The Company’s definitions of SPP and NOI may not be comparable to the measures compiled in the Green Street Report, as different methodologies may be used to define or calculate inputs to the growth rates presented. (3) Pro forma to exclude the temporary benefit resulting from prefunding the HCR acquisition in December 2010. (4) Represents the availability under the Company’s bank line of credit and cash and cash equivalents (unrestricted cash).

Capitalization Dollars and shares in thousands, except price data TOTAL DEBT March 31, 2014 December 31, 2013 March 31, 2013 Bank line of credit $ — $ — $ 14,000 Term loan(1) 228,269 226,858 208,213 Senior unsecured notes 6,912,812 6,963,375 6,563,749 Mortgage debt 1,235,169 1,396,485 1,669,505 Mortgage debt on assets held for sale — — 11,287 Other debt 74,097 74,909 78,836 Consolidated Debt $ 8,450,347 $ 8,661,627 $ 8,545,590 HCP’s share of unconsolidated debt(2) 139,295 139,551 141,421 Total Debt $ 8,589,642 $ 8,801,178 $ 8,687,011 TOTAL MARKET CAPITALIZATION March 31, 2014 Shares Value Total Value Common stock (NYSE: HCP) 458,044 $ 38.79 $ 17,767,527 Convertible partnerships (DownREITs)(3) 5,987 38.79 232,236 Total Market Equity $ 17,999,763 Consolidated Debt 8,450,347 Total Market Equity and Consolidated Debt $ 26,450,110 HCP’s share of unconsolidated debt(2) 139,295 Total Market Capitalization $ 26,589,405 (1) Represents £137 million translated into U.S. dollars. (2) Reflects the Company’s pro rata share of amounts in the Investment Management Platform and HCR. (3) Convertible partnership (DownREIT) units are exchangeable for an amount of cash based on the then-current market value of shares of the Company’s common stock at the time of conversion or, at the Company’s election, shares of the Company’s common stock.

Capitalization In thousands COMMON STOCK AND EQUIVALENTS Shares Outstanding March 31, 2014 Weighted Average Shares Three Months Ended March 31, 2014 Diluted EPS Diluted FFO Diluted FAD Common stock 458,044 457,294 457,294 457,294 Common stock equivalent securities: Restricted stock and units 1,457 116 116 116 Dilutive impact of options 264 264 264 264 Convertible partnership units 5,987 — 5,987 4,130 Total common stock and equivalents 465,752 457,674 463,661 461,804 9 Skyridge Aspen I - Medical Office Building Aspen, Colorado

Indebtedness and Ratios

As of March 31, 2014, dollars in thousands

DEBT MATURITIES AND SCHEDULED PRINCIPAL REPAYMENTS (AMORTIZATION)

	Bank Line of Credit	Term Loan(1)	Senior Unsecured Notes Amounts	Senior Unsecured Notes Rates %(2)	Mortgage Debt Amounts(3)	Mortgage Debt Rates %(2)	Consolidated Debt	HCP's Share of Unconsolidated Debt Amounts(4)	HCP's Share of Unconsolidated Debt Rates %(2)	Total Debt Amounts	Total Debt Rates %(2)
2014	$ —	$ —	$ 87,000	4.64	$ 17,597	N/A	$ 104,597	$ 497	N/A	$ 105,094	3.84
2015	—	—	400,000	6.57	308,421	5.95	708,421	11,387	5.82	719,808	6.29
2016	—	228,269	900,000	5.10	291,738	6.89	1,420,007	47,098	6.05	1,467,105	5.00
2017	—	—	750,000	6.03	550,477	6.14	1,300,477	41,420	5.86	1,341,897	6.07
2018	—	—	600,000	6.83	6,583	5.90	606,583	36,906	5.00	643,489	6.72
2019	—	—	450,000	3.96	2,072	N/A	452,072	47	N/A	452,119	3.94
2020	—	—	800,000	2.79	2,078	5.22	802,078	49	N/A	802,127	2.80
2021	—	—	1,200,000	5.60	9,384	5.39	1,209,384	52	N/A	1,209,436	5.60
2022	—	—	300,000	3.39	902	N/A	300,902	54	N/A	300,956	3.38
2023	—	—	800,000	4.41	964	N/A	800,964	1,863	5.06	802,827	4.41
Thereafter	—	—	650,000	5.53	49,842	4.88	699,842	—	N/A	699,842	5.48
Subtotal	**$ —**	**$ 228,269**	**$ 6,937,000**		**$ 1,240,058**		**$ 8,405,327**	**$ 139,373**		**$ 8,544,700**	
Other debt(5)	—	—	—		—		74,097	—		74,097	
(Discounts) and premiums, net	—	—	(24,188)		(4,889)		(29,077)	(78)		(29,155)	
Total	**$ —**	**$ 228,269**	**$ 6,912,812**		**$ 1,235,169**		**$ 8,450,347**	**$ 139,295**		**$ 8,589,642**	
Weighted average interest rate %	—	2.00	5.06		6.19		5.14	5.70		5.15	
Weighted average maturity in years	4.00	2.33	6.28		3.44		5.76	3.05		5.71	

(1) Represents £137 million translated into U.S. dollars.
(2) Relates to maturing amounts.
(3) Mortgage debt attributable to non-controlling interests at March 31, 2014 was $53 million, excluding DownREITs.
(4) Includes pro-rata share of mortgage and other debt in the Company's Investment Management Platform and HCR. At March 31, 2014, 100% of the Company's Investment Management Platform's mortgage debt accrues interest at fixed rates. HCR's debt accrues interest at LIBOR (subject to a floor of 150bps) plus 350bps.
(5) Represents non-interest bearing life care bonds and occupancy fee deposits at certain of the Company's senior housing facilities that have no scheduled maturities.

10

Indebtedness and Ratios March 31, 2014 December 31, 2013 Consolidated Debt/Consolidated Gross Assets 38.4% 39.1% Financial Leverage (Total Debt/Total Gross Assets) 38.5% 39.2% Consolidated Secured Debt/Consolidated Gross Assets 5.6% 6.3% Secured Debt Ratio (Total Secured Debt/Total Gross Assets) 6.2% 6.8% Fixed and Variable Rate Ratios:(1) Fixed Rate Total Debt 99.2% 99.2% Variable Rate Total Debt 0.8% 0.8% 100.0% 100.0% FINANCIAL COVENANTS AS OF MARCH 31, 2014(2) Bank Line of Credit Requirement Actual Compliance Leverage Ratio No greater than 60% 39% Secured Debt Ratio No greater than 30% 7% Unsecured Leverage Ratio No greater than 60% 38% Fixed Charge Coverage Ratio (12 months) No less than 1.50x 3.7x (1) $72 million of variable-rate mortgages and £137 million term loan are presented as fixed-rate debt as the interest payments under such debt have been swapped (pay fixed and receive float). (2) Calculated based on the definitions contained in the credit agreement which may differ from similar terms used in the Company’s consolidated financial statements as provided in its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Compliance with certain of these financial covenants requires the inclusion of the Company’s consolidated amounts and its proportionate share of unconsolidated investees.

Investments For the quarter ended March 31, 2014, dollars and square feet in thousands INVESTMENTS Description Investment in medical office building $ 32,000 Investment in senior housing development(1) 6,655 Total fundings for development, tenant and capital improvements 49,068 Construction loan commitment fundings 3,546 Total investments $ 91,269 INVESTMENTS AND DISPOSITIONS Location Date Capacity Property Count Segment Investment/ Net Sales Price Investments: Deer Park, IL(1) February 18, 2014 8 Acres — Senior housing $ 6,655 Dallas, TX March 24, 2014 88 Sq. Ft. — Medical office 32,000 Dispositions: Various, TN February 11, 2014 369 Beds 2 Post-acute/skilled 21,715 San Antonio, TX March 26, 2014 108 Beds 1 Hospital 16,686 (1) Represents the Company’s initial investment in a joint venture that will develop a $51 million 180-unit senior housing community.

Investments | Development

As of March 31, 2014, dollars and square feet in thousands

DEVELOPMENT PROJECTS IN PROCESS

Name of Project	Location	Segment	Estimated Completion Date	Capacity	Investment to Date	Estimated Total Investment
Development:						
Ridgeview	Poway, CA	Life science	2Q 2014	115 Sq. Ft.	$ 16,355	$ 20,818
Deer Park	Deer Park, IL	Senior housing	4Q 2015	180 Units	6,655	50,952
Redevelopment:						
Carmichael II[1]	Durham, NC	Life science	4Q 2014	77 Sq. Ft.	12,635	29,631
1030 Massachusetts Avenue[1]	Cambridge, MA	Life science	1Q 2015	31 Sq. Ft.	17,525	23,176
Bayfront[1]	St. Petersburg, FL	Medical office	4Q 2014	135 Sq. Ft.	13,180	21,850
Delta Point[1]	Las Vegas, NV	Medical office	4Q 2014	60 Sq. Ft.	18,394	23,111
Folsom	Sacramento, CA	Medical office	2Q 2015	92 Sq. Ft.	37,013	42,850
					$ 121,757	**$ 212,388**

13

LAND HELD FOR DEVELOPMENT

Primary Location	Primary Segment	Gross Site Acreage	Estimated Rentable Sq. Ft.	Investment to Date
California - Bay Area & San Diego	Life science	159	3,404	$ 379,040

PROJECTS PLACED IN SERVICE IN THE CURRENT QUARTER

Name of Project	Location	Segment	Capacity	Investment	% Leased
Durham Research Lab[1]	Durham, NC	Life science	28 Sq. Ft.	$ 15,688	100
1030 Massachusetts Avenue[1]	Cambridge, MA	Life science	22 Sq. Ft.	9,170	100
Alaska[1]	Anchorage, AK	Medical office	32 Sq. Ft.	8,046	19
Anderson II[1]	Anderson, IN	Post-acute/skilled	61 Beds	7,764	100
				$ 40,668	

(1) Represents a portion of the facility.

Portfolio Summary As of and for the quarter ended March 31, 2014, dollars and square feet in thousands PORTFOLIO SUMMARY BY INVESTMENT PRODUCT Property Portfolio Property Count Investment Cash NOI Age (Years) Capacity Occupancy % EBITDARM CFC EBITDAR CFC Senior housing 424 $ 6,894,411 $ 136,011 17 40,963 Units 86.3 1.31x 1.11x Senior housing - operating 20 771,141 14,364 23 4,617 Units 89.0 N/A N/A Post-acute/skilled 302 5,797,919 118,099 34 38,519 Beds 84.8 2.17x 1.70x Life science 111 3,472,418 58,829 17 7,072 Sq. Ft. 91.7 N/A N/A Medical office 207 2,683,118 53,029 20 14,146 Sq. Ft. 91.0 N/A N/A Hospital 16 592,360 20,661 28 2,221 Beds 53.0 5.86x 5.45x 1,080 $ 20,211,367 $ 400,993 23 (1) (1) (1) (1) Debt Investments Investment Interest Income Senior housing $ 169,844 $ 3,284 Post-acute/skilled 428,906 13,412 Hospital 18,071 — $ 616,821 $ 16,696 Total $ 20,828,188 $ 417,689 (1) CFC is not presented for HCR senior housing and post-acute/skilled nursing portfolios as the combined portfolio is cross-collateralized under a single master lease with a corporate guaranty. For additional information see HCR ManorCare Portfolio Summary.

Briargate Medical Office Building Colorado Springs, Colorado Portfolio Summary 15 For the quarter ended March 31, 2014, dollars in thousands PORTFOLIO NOI, CASH NOI AND INTEREST INCOME Segment Rental and RIDEA Revenues Operating Expenses NOI(2) Cash NOI Interest Income Cash NOI and Interest Income Senior housing(1) $ 188,138 $ 24,548 $ 163,590 $ 150,375 $ 3,284 $ 153,659 Post-acute/skilled 137,780 532 137,248 118,099 13,412 131,511 Life science 76,122 14,161 61,961 58,829 — 58,829 Medical office 89,262 35,516 53,746 53,029 — 53,029 Hospital 21,545 950 20,595 20,661 — 20,661 $ 512,847 $ 75,707 $ 437,140 $ 400,993 $ 16,696 $ 417,689 (1) Brookdale Senior Living (Brookdale) manages 20 assets on behalf of the Company under a RIDEA structure. For the three months ended March 31, 2014, revenues and operating expenses were $38.0 million and $23.6 million, respectively. (2) NOI attributable to non-controlling interests for the three months ended March 31, 2014 was $2.4 million, excluding DownREITs.

Portfolio Diversification

As of and for the quarter ended March 31, 2014, dollars in thousands

CASH NOI BY STATE

State	Properties	Senior Housing	Post-Acute/ Skilled	Life Science	Medical Office	Hospital	Total	% of Total
CA	158	$ 14,454	$ 4,688	$ 54,452	$ 3,020	$ 4,775	$ 81,389	20
TX	108	18,283	1,922	—	13,800	6,930	40,935	10
FL	94	19,366	10,956	—	3,303	1,901	35,526	9
PA	55	3,514	25,521	—	—	—	29,035	7
IL	51	9,819	14,219	—	328	—	24,366	6
OH	70	4,764	14,449	—	214	—	19,427	5
MI	38	4,041	11,524	—	—	—	15,565	4
WA	30	4,425	2,563	—	4,840	—	11,828	3
VA	30	6,790	4,145	—	778	—	11,713	3
MD	34	5,813	4,815	—	731	—	11,359	3
Other	412	59,106	23,297	4,377	26,015	7,055	119,850	30
	1,080	$ 150,375	$ 118,099	$ 58,829	$ 53,029	$ 20,661	$ 400,993	100

OPERATOR/TENANT DIVERSIFICATION

Company	Primary Segment	Annualized Revenues Amount	Annualized Revenues %
HCR	Post-acute/skilled	$ 506,153	29
Emeritus Corporation[(1)]	Senior housing	233,051	13
Brookdale Senior Living[(1)]	Senior housing	141,201	8
Sunrise Senior Living	Senior housing	91,695	5
HCA	Hospital	56,851	3
Amgen	Life science	43,434	2
Genentech	Life science	41,758	2
Tandem/LaVie	Post-acute/skilled	34,475	2
Four Seasons Health Care	Post-acute/skilled	26,857	2
Tenet	Hospital	23,200	1
Other		566,034	33
		$ 1,764,709	100

(1) On February 20, 2014, Brookdale and Emeritus Corporation (Emeritus) signed definitive agreements to merge; the merger is anticipated to close in the third quarter of 2014. On April 23, 2014, the Company agreed to amend all of its leases with Emeritus and enter into two RIDEA joint ventures with Brookdale, contingent on the closing of this merger (see Note 20 for additional information regarding these potential transactions).

16

17 Senior Housing Facility Willistown, Pennsylvania

Same Property Portfolio As of March 31, 2014, dollars in thousands THREE-MONTH SPP Year-Over-Year Sequential Property Count Investment Percent of Property Portfolio Occupancy Cash NOI Growth Occupancy Cash NOI Growth 1Q14 1Q13 1Q14 4Q13 Senior housing 438 $ 7,590,293 99% 86.8% 86.7% 4.7% 86.8% 86.7% (3.0%) Post-acute/skilled 302 5,789,464 100% 83.9% 85.6% 3.6% 83.9% 83.9% 0.0% Life science 107 3,380,074 97% 91.5% 91.2% 2.5% 91.5% 92.3% 1.3% Medical office 204 2,602,636 97% 91.7% 91.2% 4.3% 91.7% 92.3% (0.6%) Hospital 15 577,156 97% 52.3% 54.3% 10.2% 52.3% 52.3% 2.7% 1,066 $ 19,939,623 99% 4.2% (0.9%)

Portfolio

Lease Expirations and Debt Investment Maturities[1]

Annualized Revenues at March 31, 2014, dollars in thousands

LEASE EXPIRATIONS

Year	Total	% of Total	Senior Housing[3]	Post-Acute/ Skilled	Life Science	Medical Office	Hospital
2014[2]	$ 54,105	3	$ —	$ —	$ 5,265	$ 48,840	$ —
2015	61,892	4	214	462	22,057	39,159	—
2016	62,254	4	16,882	330	9,952	35,090	—
2017	90,671	6	10,605	—	29,449	38,047	12,570
2018	148,431	9	79,810	1,139	29,729	37,753	—
2019	75,684	5	14,944	18,415	12,777	22,341	7,207
2020	152,092	9	68,854	6,277	45,998	23,263	7,700
2021	61,960	4	18,276	—	31,737	10,796	1,151
2022	40,805	2	3,255	3,179	10,004	12,898	11,469
2023	63,843	4	22,991	—	33,727	7,125	—
Thereafter	828,182	50	318,813	444,647	15,906	14,808	34,008
	$1,639,919	**100**	**$ 554,644**	**$ 474,449**	**$ 246,601**	**$ 290,120**	**$ 74,105**

Annualized Revenues at March 31, 2014, dollars in thousands

DEBT INVESTMENT MATURITIES

Year	Total	Senior Housing	Post-Acute/ Skilled
2014	$ —	$ —	$ —
2015	—	—	—
2016	8,804	8,804	—
2017	30,127	2,988	27,139
2018	—	—	—
2019	—	—	—
2020	27,480	623	26,857
2021	—	—	—
2022	930	930	—
2023	—	—	—
Thereafter	—	—	—
	$ 67,341	**$ 13,345**	**$ 53,996**

(1) Assumes that none of the tenants exercise any of their renewal or purchase options. See "Tenant Purchase Options" section of Note 12 to the Consolidated Financial Statements for the year ended December 31, 2013 included in the Company's Annual Report on Form 10-K filed with the SEC for additional information on leases subject to purchase options.

(2) Includes month-to-month and holdover leases.

(3) Excludes $57.5 million of annualized NOI related to 20 facilities operated under a RIDEA structure by Brookdale.

19

Senior Housing As of and for the quarter ended March 31, 2014, dollars in thousands INVESTMENTS Property Portfolio Property Count Investment Cash NOI Units Occupancy % EBITDARM CFC EBITDAR CFC Operating Leases: Assisted living 270 $ 3,853,805 $ 77,791 22,599 86.6 1.26x 1.06x Independent living 47 859,397 18,613 6,105 88.2 1.23x 1.08x CCRC 14 685,643 13,461 4,330 86.4 1.49x 1.27x Direct Financing Leases: Assisted living 27 628,337 10,767 3,134 86.0 1.56x 1.24x HCR 66 867,229 15,379 4,795 82.4 N/A N/A Operating Properties (RIDEA): Independent/Assisted living 20 771,141 14,364 4,617 89.0 N/A N/A 444 $ 7,665,552 $ 150,375 45,580 86.5 1.31x 1.11x Debt Investments Investment Interest Income Construction loans $ 122,539 $ 2,476 Emeritus 30,220 484 Other 17,085 324 $ 169,844 $ 3,284 Total $ 7,835,396 $ 153,659

Senior Housing

As of and for the quarter ended March 31, 2014, dollars in thousands

OPERATOR CONCENTRATION

				Property Portfolio[1]					
				Properties					
Operator	Investment	NOI and Interest Income	Cash NOI and Interest Income	Count	% Pooled	Units	Occupancy %	EBITDARM CFC	EBITDAR CFC
Emeritus[2]	$ 2,946,148	$ 65,626	$ 58,248	202	96	18,153	87.1	1.22x	1.03x
Brookdale[2]	1,604,031	36,710	35,452	56	100	10,690	87.7	1.45x	1.25x
Sunrise Senior Living[3]	1,332,307	21,905	20,387	48	98	5,561	87.2	1.47x	1.19x
HCR	867,229	18,338	15,379	66	100	4,795	82.4	N/A	N/A
Harbor Retirement Associates	211,486	4,484	4,349	14	100	1,346	81.7	1.46x	1.22x
Aegis Senior Living	182,152	3,941	4,025	10	80	701	88.0	1.26x	1.11x
Other	692,043	15,870	15,819	48	92	4,334	85.5	1.18x	1.02x
	$ 7,835,396	**$ 166,874**	**$ 153,659**	**444**	**97**	**45,580**	**86.5**	**1.31x**	**1.11x**

(1) Presented for leased and operating properties, if applicable, and excludes Debt Investments.

(2) On February 20, 2014, Brookdale and Emeritus Corporation (Emeritus) signed definitive agreements to merge; the merger is anticipated to close in the third quarter of 2014. On April 23, 2014, the Company agreed to amend all of its leases with Emeritus and enter into two RIDEA joint ventures with Brookdale, contingent on the closing of this merger (see Note 20 for additional information regarding these potential transactions).

(3) Sunrise Senior Living's percentage pooled consists of 47 assets under 6 separate pools.

21

Senior Housing Dollars in thousands SAME PROPERTY PORTFOLIO 1Q13 2Q13 3Q13 4Q13 1Q14 Property count 438 438 438 438 438 Investment $ 7,540,161 $ 7,553,210 $ 7,565,185 $ 7,578,871 $ 7,590,293 Units 44,955 44,968 44,972 45,005 45,002 3-month occupancy % 86.7 86.0 85.5 86.7 86.8 EBITDARM CFC 1.35x 1.34x 1.34x 1.31x 1.31x EBITDAR CFC 1.13x 1.13x 1.13x 1.11x 1.11x NOI: Total revenues $ 184,247 $ 185,439 $ 184,247 $ 190,119 $ 186,572 Operating expenses (22,946) (22,933) (23,409) (24,700) (24,075) $ 161,301 $ 162,506 $ 160,838 $ 165,419 $ 162,497 Cash NOI: Non-cash adjustments to NOI (18,415) (15,082) (13,057) (11,296) (12,921) $ 142,886 $ 147,424 $ 147,781 $ 154,123 $ 149,576 Year-Over-Year Three-Month SPP Growth 4.7%

Post-Acute/Skilled

As of and for the quarter ended March 31, 2014, dollars in thousands

INVESTMENTS

Leased Properties	Property Count	Investment	Cash NOI	Beds	Occupancy %	EBITDARM CFC	EBITDAR CFC
Operating leases	34	$ 212,088	$ 6,939	3,590	86.6	2.17x	1.70x
HCR DFLs	268	5,585,831	111,160	34,929	84.6	N/A	N/A
	302	**$ 5,797,919**	**$ 118,099**	**38,519**	**84.8**	**2.17x**	**1.70x**

Debt Investments	Investment	Interest Income	DSC
Four Seasons Health Care[(1)]	$ 228,564	$ 6,765	1.79x
Tandem/LaVie	200,342	6,647	1.51x
	$ 428,906	**$ 13,412**	
Total	**$ 6,226,825**	**$ 131,511**	

23

OPERATOR CONCENTRATION

				Property Portfolio[(2)]					
				Properties					
Operator	Investment	NOI and Interest Income	Cash NOI and Interest Income	Count	% Pooled	Beds	Occupancy %	EBITDARM CFC	EBITDAR CFC
HCR	$ 5,585,831	$ 130,027	$ 111,160	268	100	34,929	84.6	N/A	N/A
Tandem/LaVie	263,442	8,581	8,481	9	100	932	95.9	2.82x	2.33x
Four Seasons Health Care[(1)]	228,564	6,765	6,765	—	—	—	—	N/A	N/A
Covenant Care	70,232	2,826	2,768	12	100	1,267	84.8	1.89x	1.40x
Trilogy Health Services	41,806	1,610	1,506	5	100	567	92.8	2.11x	1.72x
Other	36,950	851	831	8	50	824	74.4	1.91x	1.40x
	$ 6,226,825	**$ 150,660**	**$ 131,511**	**302**	**99**	**38,519**	**84.8**	**2.17x**	**1.70x**

(1) Represents senior unsecured notes with a face value of £138.5 million, purchased at a discount for £136.8 million translated into U.S. dollars as of March 31, 2014.
(2) Presented for leased properties and excludes Debt Investments.

Post-Acute/Skilled Dollars in thousands SAME PROPERTY PORTFOLIO 1Q13 2Q13 3Q13 4Q13 1Q14 Property count 302 302 302 302 302 Investment $ 5,661,676 $ 5,693,256 $ 5,724,132 $ 5,755,824 $ 5,789,464 Beds 38,442 38,354 38,503 38,538 38,519 3-month occupancy % 85.6 86.8 84.6 83.9 83.9 NOI: Total revenues $ 133,836 $ 135,255 $ 136,017 $ 136,697 $ 137,659 Operating expenses (128) (132) (129) (95) (77) $ 133,708 $ 135,123 $ 135,888 $ 136,602 $ 137,582 Cash NOI: Non-cash adjustments to NOI (19,360) (16,802) (17,467) (18,184) (19,149) $ 114,348 $ 118,321 $ 118,421 $ 118,418 $ 118,433 Year-Over-Year Three-Month SPP Growth 3.6% SPP Metrics (excludes HCR) EBITDARM CFC 2.21x 2.25x 2.26x 2.22x 2.17x EBITDAR CFC 1.71x 1.75x 1.77x 1.74x 1.70x Quality Mix % 62.7 62.3 61.8 61.8 61.7

HCR ManorCare Portfolio Summary Post-Acute/Skilled As of and for the quarter ended March 31, 2014, dollars in thousands HCP INVESTMENT IN HCR MANORCARE Property Count Investment(1) NOI(2) Cash NOI Occupancy % Assisted living 66 $ 867,229 $ 18,338 $ 15,379 82.4 Post-acute/skilled 268 5,585,831 130,027 111,160 84.6 334 $ 6,453,060 $ 148,365 $ 126,539 84.3 For the trailing twelve months ended, dollars in thousands HCR MANORCARE PERFORMANCE HCR OpCo (guarantor) Fixed Charge Coverage(3) Facility EBITDARM Facility EBITDAR Quality Mix %(4) Amount CFC Amount CFC December 31, 2013 67.8 $ 639,957 1.28x $ 469,531 0.94x 1.16x (1) Includes accumulated DFL accretion of $436.1 million. (2) Assisted living and post-acute/skilled NOI includes reductions of $1.9 million and $13.7 million, respectively, related to HCP’s equity interest in HCR. (3) HCR (guarantor) fixed charge coverage is based on EBITDAR that includes home health and hospice EBITDAR and corporate general and administrative expenses. The fixed charges include cash rent and cash interest expense. (4) Private-pay is 32.6% and Medicare is 35.2% of total revenues for the period ending December 31, 2013.

Life Science As of and for the quarter ended March 31, 2014, dollars and square feet in thousands INVESTMENTS Leased Properties Property Count Investment Cash NOI Square Feet Occupancy % San Francisco 76 $ 2,679,922 $ 43,945 4,686 90.4 San Diego 22 605,857 10,507 1,580 91.5 Other 13 186,639 4,377 806 99.4 111 $ 3,472,418 $ 58,829 7,072 91.7 SAME PROPERTY PORTFOLIO 1Q13 2Q13 3Q13 4Q13 1Q14 Property count 107 107 107 107 107 Investment $ 3,346,071 $ 3,348,891 $ 3,357,412 $ 3,365,122 $ 3,380,074 Square feet 6,866 6,866 6,866 6,866 6,866 Occupancy % 91.2 91.4 92.0 92.3 91.5 NOI: Total revenues $ 71,812 $ 71,761 $ 71,627 $ 73,210 $ 72,633 Operating expenses (12,224) (12,539) (12,403) (14,092) (12,440) $ 59,588 $ 59,222 $ 59,224 $ 59,118 $ 60,193 Cash NOI: Non-cash adjustments to NOI (3,551) (2,983) (3,189) (2,446) (2,779) $ 56,037 $ 56,239 $ 56,035 $ 56,672 $ 57,414 Year-Over-Year Three-Month SPP Growth 2.5%

Life Science Dollars and square feet in thousands, except dollars per square foot SELECTED LEASE EXPIRATION DATA (NEXT 3 YEARS) Total San Francisco San Diego Other Year Square Feet % Annualized Revenues % Square Feet Annualized Revenues Square Feet Annualized Revenues Square Feet Annualized Revenues 2014(1) 167 3 $ 5,265 2 158 $ 5,071 6 $ 86 3 $ 108 2015 579 9 22,057 9 326 10,726 253 11,331 — — 2016 383 6 9,952 4 335 8,645 48 1,307 — — Thereafter 5,356 82 209,327 85 3,419 157,157 1,139 32,794 798 19,376 6,485 100 $ 246,601 100 4,238 $ 181,599 1,446 $ 45,518 801 $ 19,484 LEASING ACTIVITY Leased Square Feet Annualized Base Rent Per Sq. Ft. % Change In Rents HCP Tenant Improvements Per Sq. Ft. Leasing Costs Per Sq. Ft. Average Lease Term (Months) Retention Rate YTD Leased Square Feet as of December 31, 2013 6,545 $ 36.85 Redevelopments (8) 25.71 Expirations (312) 22.36 Renewals, amendments and extensions 140 24.71 7.0 $ 11.78 $ 6.99 35 45% New leases 221 26.17 48.61 12.16 72 Terminations (101) 30.27 Leased Square Feet as of March 31, 2014 6,485 $ 38.03 (1) Includes month-to-month and holdover leases.

Shoreline Life Science Building Mountain View, California Life Science As of March 31, 2014, dollars and square feet in thousands TENANT CONCENTRATION 28 Square Feet Annualized Revenues Amount % of Total Amount % of Total Amgen 684 11 $ 43,434 18 Genentech 856 13 41,758 17 Rigel Pharmaceuticals 147 2 14,397 6 LinkedIn Corporation 373 6 13,460 5 Exelixis, Inc. 295 5 12,902 5 Google 290 4 9,527 4 Myriad Genetics 310 5 7,509 3 Takeda 166 3 6,986 3 ARUP 324 5 5,545 2 General Atomics 281 4 5,015 2 Other 2,759 42 86,068 35 6,485 100 $ 246,601 100

Medical Office As of and for the quarter ended March 31, 2014, dollars and square feet in thousands INVESTMENTS Leased Properties Property Count Investment Cash NOI Square Feet Occupancy % Healthcare System Affiliated % On-campus 160 $ 2,177,235 $ 43,827 11,858 91.4 100.0 Off-campus 47 505,883 9,202 2,288 88.4 65.6 207 $ 2,683,118 $ 53,029 14,146 91.0 94.4 SAME PROPERTY PORTFOLIO 1Q13 2Q13 3Q13 4Q13 1Q14 Property count 204 204 204 204 204 Investment $ 2,548,072 $ 2,559,084 $ 2,573,294 $ 2,591,219 $ 2,602,636 Square feet 13,778 13,778 13,784 13,783 13,802 Occupancy % 91.2 91.3 91.0 92.3 91.7 NOI: Total revenues $ 85,224 $ 86,815 $ 87,564 $ 85,845 $ 87,813 Operating expenses (32,213) (33,044) (33,915) (31,984) (33,186) $ 53,011 $ 53,771 $ 53,649 $ 53,861 $ 54,627 Cash NOI: Non-cash adjustments to NOI (1,304) (953) (304) 400 (675) $ 51,707 $ 52,818 $ 53,345 $ 54,261 $ 53,952 Year-Over-Year Three-Month SPP Growth 4.3%

Medical Office Dollars and square feet in thousands, except dollars per square foot SELECTED LEASE EXPIRATION DATA (NEXT 3 YEARS) Total On-Campus Off-Campus Year Square Feet % Annualized Revenues % Square Feet Annualized Revenues Square Feet Annualized Revenues 2014(1) 2,096 16 $ 48,840 17 1,836 $ 42,983 260 $ 5,857 2015 1,691 13 39,159 13 1,357 31,851 334 7,308 2016 1,591 12 35,090 12 1,464 32,145 127 2,945 Thereafter 7,489 59 167,031 58 6,187 137,628 1,302 29,403 12,867 100 $ 290,120 100 10,844 $ 244,607 2,023 $ 45,513 LEASING ACTIVITY Leased Square Feet Annualized Base Rent Per Sq. Ft. % Change In Rents (2) HCP Tenant Improvements Per Sq. Ft. Leasing Costs Per Sq. Ft. Average Lease Term (Months) Retention Rate YTD Leased Square Feet as of December 31, 2013 12,921 $ 23.00 Expirations (468) 23.87 Renewals, amendments and extensions 325 22.91 0.9 $ 8.36 $ 3.08 53 69% New leases 104 20.67 29.16 6.49 80 Terminations (15) 19.09 Leased Square Feet as of March 31, 2014 12,867 $ 23.21 (1) Includes month-to-month and holdover leases. (2) For comparative purposes, reflects adjustments for leases that converted to a different lease type upon renewal, amendment or extension of the original lease.

Hospital As of and for the quarter ended March 31, 2014, dollars in thousands INVESTMENTS Leased Properties Property Count Investment Cash NOI Beds Occupancy % (1) EBITDARM CFC (1) EBITDAR CFC (1) Acute care 5 $ 379,860 $ 14,475 1,508 48.0 6.51x 6.05x Other 11 212,500 6,186 713 60.0 4.09x 3.79x 16 $ 592,360 $ 20,661 2,221 53.0 5.86x 5.45x Debt Investments Investment Interest Income Delphis $ 18,071 $ — Total $ 610,431 $ 20,661 SAME PROPERTY PORTFOLIO 1Q13 2Q13 3Q13 4Q13 1Q14 Property count 15 15 15 15 15 Investment $ 576,276 $ 577,069 $ 577,156 $ 577,156 $ 577,156 Beds 2,161 2,161 2,161 2,161 2,161 3-month occupancy % 54.3 59.5 53.3 52.3 52.3 EBITDARM CFC 5.78x 5.75x 5.85x 5.80x 5.69x EBITDAR CFC 5.37x 5.34x 5.44x 5.40x 5.28x NOI: Total revenues $ 19,705 $ 10,447 $ 20,795 $ 20,722 $ 21,214 Operating expenses (887) (966) (975) (985) (947) $ 18,818 $ 9,481 $ 19,820 $ 19,737 $ 20,267 Cash NOI: Non-cash adjustments to NOI (354) 11,812 30 74 74 $ 18,464 $ 21,293 $ 19,850 $ 19,811 $ 20,341 Year-Over-Year Three-Month SPP Growth 10.2% (1) Certain operators in HCP’s hospital portfolio are not required under their respective leases to provide operational data.

Investment Management Platform As of and for the quarter ended March 31, 2014, dollars and square feet in thousands INVESTMENTS Total Medical Office (1) Life Science HCP’s ownership percentage 20% - 30% 50% - 63% Joint venture’s investment $ 963,860 $ 818,014 $ 145,846 Joint venture’s mortgage debt 466,311 466,311 — HCP’s net equity investment(2) 104,937 36,139 68,798 Property count 74 70 4 Square feet 3,389 278 Occupancy % 82.3 83.4 SELECTED FINANCIAL DATA Three Months Ended March 31, 2014 Joint Venture Results: Medical Office Life Science Total revenues $ 19,569 $ 2,873 Operating expenses (8,133) (744) NOI $ 11,436 $ 2,129 Depreciation and amortization (7,144) (274) General and administrative expenses (667) (7) Interest expense and other (7,102) — Net income (loss) $ (3,477) $ 1,848 Depreciation and amortization 7,144 274 FFO $ 3,667 $ 2,122 Non-cash adjustments to NOI (380) (122) Leasing costs and tenant and capital improvements (1,088) (549) FAD $ 2,199 $ 1,451 (1) Includes four hospitals with a capacity of 149 beds, investment of $77.6 million, and Cash NOI of $1.1 million as of and for the quarter ended March 31, 2014. (2) The carrying value of investments in unconsolidated joint ventures is based on the amount the Company paid to purchase the joint venture interest, which is different from the Company’s capital balance as reflected at the joint venture level as the records of the unconsolidated joint venture are reflected at their historical cost. These differences in basis are generally amortized over the lives of the related assets and liabilities and included in the Company’s share of equity in earnings of the respective joint venture. HCP’s Pro-Rata Share: NOI $ 2,550 $ 1,246 Net income (loss) (722) 1,088 FFO 839 1,241 FAD 537 835

Adjusted Fixed Charge Coverage* Adjusted EBITDA divided by Fixed Charges. Adjusted Fixed Charge Coverage is a supplemental measure of liquidity and the Company’s ability to meet its interest payments on outstanding debt and pay dividends to its preferred stockholders. The Company’s various debt agreements contain covenants that require the Company to maintain ratios similar to Adjusted Fixed Charge Coverage, and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain debt instruments of the Company. Adjusted Fixed Charge Coverage is subject to the same limitations and qualifications as Adjusted EBITDA and Fixed Charges. Annualized Revenues The most recent month’s (or subsequent month’s if acquired in the most recent month) base rent including additional rent floors, cash income from DFLs and/or interest income annualized for 12 months. Annualized Revenues for operating properties under a RIDEA structure are calculated based on the most recent quarter’s NOI annualized for 12 months. Annualized Revenues do not include tenant recoveries, additional rents in excess of floors and non-cash revenue adjustments (i.e., straight-line rents, amortization of above and below market lease intangibles, DFL interest accretion and deferred revenues). The Company uses Annualized Revenues for the purpose of determining Operator/Tenant Diversification, Lease Expirations and Debt Investment Maturities. Annualized Revenues for properties classified as held for sale are excluded. Cash Flow Coverage (“CFC”)* Facility EBITDAR or Facility EBITDARM divided by the aggregate of base rent and any additional rent due to the Company for the same period. CFC is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related rent and other obligations to the Company. However, CFC is subject to the same limitations and qualifications as Facility EBITDAR or Facility EBITDARM. CFC is not presented for (i) the disaggregated HCR senior housing and post-acute/skilled portfolios, as the combined portfolio is cross-collateralized under a single master lease with a corporate guaranty; (ii) the 20 properties operated under a RIDEA structure; or (iii) newly completed facilities under lease-up, facilities acquired or transitioned to new operators during the relevant trailing 12-month period, vacant facilities and facilities for which data is not available or meaningful. Consolidated Debt The carrying amount of bank line of credit, bridge and term loans (if applicable), senior unsecured notes, mortgage debt and other debt, as reported in the Company’s consolidated financial statements. Consolidated Gross Assets The carrying amount of total assets, excluding investments in and advances to unconsolidated joint ventures, after adding back accumulated depreciation and amortization, as reported in the Company’s consolidated financial statements. Consolidated Secured Debt Mortgage and other debt secured by real estate, as reported in the Company’s consolidated financial statements. Continuing Care Retirement Community (“CCRC”) A senior housing facility which provides at least three levels of care (i.e., independent living, assisted living and skilled nursing). Debt Investments Loans secured by a direct interest in real estate and mezzanine loans. Debt Service The periodic payment of interest expense and principal amortization on secured loans. Debt Service Coverage (“DSC”)* Facility EBITDA divided by Debt Service. DSC is a supplemental measure of the borrower’s ability to generate sufficient liquidity to meet their obligations to the Company under the respective loan agreements. DSC is subject to the same limitations and qualifications as Facility EBITDA. Development Includes ground-up construction and redevelopments. Direct Financing Lease (“DFL”) Lease for which future minimum lease payments are recorded as a receivable, and the difference between the future minimum lease payments and the estimated residual values less the cost of the properties is recorded as unearned income. Unearned income is deferred and amortized to income over the lease terms to provide a constant yield. EBITDA and Adjusted EBITDA* Earnings before interest, taxes, depreciation and amortization for the Company. EBITDA is a supplemental measure of both operating performance and liquidity. Adjusted EBITDA is calculated as EBITDA excluding impairments, gains or losses from real estate dispositions, and litigation settlement charges. Adjusted EBITDA permits investors to view income from the Company’s operations on an unleveraged basis before the effects of taxes, non-cash depreciation and amortization, impairments, impairment recoveries, and gains or losses from real estate dispositions. By excluding interest expense, EBITDA and Adjusted EBITDA allow investors to measure the Company’s operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods, and to compare its operating performance to that of other companies. As a liquidity measure, the Company believes that EBITDA and Adjusted EBITDA help investors REPORTING Definitions analyze the Company’s ability to meet its interest payments on outstanding debt and to make preferred dividend payments. EBITDA and Adjusted EBITDA do not reflect the Company’s historical cash expenditures or future cash requirements for capital expenditures or contractual commitments. Facility EBITDA* EBITDA for a particular facility (not the Company), for the trailing twelve months and one quarter in arrears from the date reported. The Company uses Facility EBITDA in determining Debt Service Coverage. Facility EBITDA is subject to the same limitations as EBITDA. In addition, Facility EBITDA does not represent a borrower’s net income or cash flow from operations and should not be considered an alternative to those indicators. The Company receives periodic financial information from borrowers regarding the performance under the loan agreement. The Company utilizes Facility EBITDA as a supplemental measure of the borrower’s ability to generate sufficient liquidity to meet their obligations to the Company. Facility EBITDA includes a management fee as specified in the borrower loan agreements with the Company. All borrower financial performance data was derived solely from information provided by borrowers without independent verification by the Company. Facility EBITDAR and Facility EBITDARM* Earnings before interest, taxes, depreciation, amortization and rent (and management fees), as applicable, for a particular facility accruing to the operator/tenant of the property (the Company as lessor), for the trailing 12 months and one quarter in arrears from the date reported. The Company uses Facility EBITDAR or Facility EBITDARM in determining Cash Flow Coverage and as a supplemental measure of the ability of the property to generate sufficient liquidity to meet related obligations to the Company. Facility EBITDAR includes (i) contractual management fees or (ii) an imputed management fee of 5% for senior housing facilities and post-acute/skilled facilities and 2% for hospitals which the Company believes represents typical management fees in their respective industries. All facility financial performance data was derived solely from information provided by operators/tenants without independent verification by the Company. Facility EBITDAR and Facility EBITDARM are subject to the same limitations and qualifications as Facility EBITDA. Facility EBITDAR and Facility EBITDARM are not presented for (i) the disaggregated HCR senior housing and post-acute/skilled portfolios, as the combined portfolio is cross-collateralized under a single master lease with a corporate guaranty; (ii) the 20 properties operated under a RIDEA structure; or (iii) newly completed facilities under lease-up, facilities acquired or transitioned to new operators during the relevant trailing 12-month period, vacant facilities and facilities for which data is not available or meaningful. Financial Leverage* Total Debt divided by Total Gross Assets. Financial Leverage is a supplemental measure of the Company’s financial position, which enables both management and investors to analyze its leverage and to compare its leverage to that of other companies. The ratio of Consolidated Debt to Consolidated Gross Assets is the most directly comparable GAAP measure to Financial Leverage. The Company’s pro rata share of total debt from the Investment Management Platform is not intended to reflect its actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the joint ventures. Fixed Charges* Total interest expense plus capitalized interest plus preferred stock dividends. Fixed Charges is a supplemental measure of the Company’s interest payments on outstanding debt and dividends to preferred stockholders for purposes of presenting Fixed Charge Coverage and Adjusted Fixed Charge Coverage. Fixed Charges is subject to limitations and qualifications, as, among other things, it does not include all contractual obligations. Funds Available for Distribution (“FAD”)* See the “Funds Available for Distribution” section of the accompanying earnings press release for information regarding FAD. Funds From Operations (“FFO”)* See the “Funds From Operations” section of the accompanying earnings press release for information regarding FFO and FFO as adjusted. FAD Payout Ratio* Dividends declared per common share divided by diluted FAD per common share for a given period. The FAD Payout Ratio is a supplemental measure of the portion of FAD being declared as dividends to common stockholders. FAD Payout Ratio is subject to the same limitations and qualifications as FAD. FFO Payout Ratio* Dividends declared per common share divided by diluted FFO per common share for a given period. The FFO Payout Ratio is a supplemental measure of the portion of FFO being declared as dividends to common stockholders. FFO Payout Ratio is subject to the same limitations and qualifications as FFO. Healthcare System Affiliated Represents properties that are on-campus or adjacent to a healthcare system and properties that are leased 50% or more to a healthcare system. Investment Represents (i) the carrying amount of real estate assets, including intangibles, after adding back accumulated depreciation and amortization, excluding assets held for sale and classified as discontinued operations and (ii) the carrying amount of DFLs and Debt Investments. REPORTING Definitions

Investment Management Platform (“IMP”) Includes the following unconsolidated joint ventures: (i) four life science properties in three joint ventures in which the Company’s interests range from 50%-63%, (ii) HCP Ventures III, a medical office joint venture in which the Company owns an effective interest of 25.5% consisting of an 85% interest in HCP Birmingham Portfolio LLC, which owns a 30% interest in HCP Ventures III, and (iii) HCP Ventures IV, a medical office joint venture in which the Company holds a 20% interest. Net Debt* Total Debt less the carrying amount of cash and cash equivalents as reported in the Company’s consolidated financial statements and the Company’s pro rata share of cash and cash equivalents from the Investment Management Platform. Net Debt to Adjusted EBITDA* Net Debt divided by Adjusted EBITDA is a supplemental measure of the Company’s ability to decrease its debt. Because the Company may not be able to use its cash to reduce its debt on a dollar-for-dollar basis, this measure may have material limitations. Net Operating Income from Continuing Operations (“NOI”) and Cash NOI* See the “Net Operating Income and Same Property Performance” section of the accompanying earnings press release for information regarding NOI and Cash NOI. Occupancy For life science facilities and medical office buildings, occupancy represents the percentage of total rentable square feet leased where rental payments have commenced, including month-to- month leases, as of the end of the period reported. For senior housing leased facilities, post-acute/skilled facilities and hospitals, occupancy represents the facilities’ average operating occupancy for the trailing three-month and twelve-month periods and one quarter in arrears from the date reported. For operating properties under a RIDEA structure, occupancy represents the facilities’ average operating occupancy for the period presented. The percentages are calculated based on units, licensed beds and available beds for senior housing facilities, post-acute/skilled facilities and hospitals, respectively. The percentages shown exclude newly completed facilities under lease-up, facilities acquired or transitioned to new operators during the relevant period, vacant facilities and facilities for which data is not available or meaningful. All facility financial performance data was derived solely from information provided by operators/tenants and borrowers without independent verification by the Company. Owned Portfolio Represents owned properties subject to operating leases and DFLs, properties operated under a RIDEA structure and debt investments, and excludes properties under development, including redevelopment, land held for development and real estate owned by the Company’s unconsolidated joint ventures. Pooled Leases Two or more leases to the same operator/tenant or their subsidiaries under which their obligations are combined by virtue of a master lease or multiple master leases, a pooling agreement or multiple pooling agreements, or cross-guaranties. Pre-CNL Acquisition As of and for the six months ended June 30, 2006 (12 months for Adjusted Fixed Charge Coverage). The Company completed mergers with CNL Retirement Properties, Inc. and CNL Retirement Corp. (collectively, “CNL”) on October 5, 2006, with significant prefunding activities occurring in the quarter ended June 30, 2006. Quality Mix Non-Medicaid revenues as a percent of total revenues for the trailing 12 months and one quarter in arrears from the period presented. Redevelopment Properties that require significant capital expenditures (generally more than 25% of acquisition cost or existing basis) to achieve stabilization or to change the use of the properties. Rental and RIDEA Revenues Rental and related revenues, tenant recoveries, resident fees and services, and income from DFLs. Retention Rate The ratio of total renewed square feet to the total square feet expiring and available for lease, excluding the square feet for tenant leases terminated for default or buy-out prior to the expiration of the lease. RIDEA The Housing and Economic Recovery Act of 2008. Same Property Portfolio (“SPP”) Stabilized properties that remained in operations and were consistently reported as leased properties or operating properties (RIDEA) for the duration of the year-over-year comparison periods presented. SPP statistics allow management to evaluate the performance of the Company’s real estate portfolio under a consistent population, which eliminates changes in the composition of the Company’s portfolio of properties. Newly acquired operating assets are generally considered stabilized at the earlier of lease-up (typically when the tenant(s) controls the physical use of 80% of the space) or 12 months from the acquisition date. Newly completed REPORTING Definitions developments, including redevelopments, are considered stabilized at the earlier of lease-up or 24 months from the date the property is placed in service. SPP NOI excludes certain non-property specific operating expenses that are allocated to each operating segment on a consolidated basis. Secured Debt Ratio* Total Secured Debt divided by Total Gross Assets. Secured Debt Ratio is a supplemental measure of the Company’s financial position, which enables both management and investors to analyze its leverage and to compare its leverage to that of other companies. The ratio of Consolidated Secured Debt to Consolidated Gross Assets is the most directly comparable GAAP measure to Secured Debt Ratio. The Company’s pro rata share of total secured debt from the Investment Management Platform is not intended to reflect its actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the joint ventures. Square Feet (Sq. Ft.) The square footage for properties, excluding square footage for development or redevelopment properties prior to completion. Total Debt Consolidated Debt at book value plus the Company’s pro rata share of total debt from the Investment Management Platform. Total Gross Assets Consolidated Gross Assets plus the Company’s pro rata share of total assets from the Investment Management Platform and its equity interest in HCR, after adding back accumulated depreciation and amortization. Total Market Capitalization Total Debt plus Total Market Equity. Total Market Equity The total number of outstanding shares of the Company’s common stock multiplied by the closing price per share of its common stock on the New York Stock Exchange as of period end, plus the total number of convertible partnership units multiplied by the closing price per share of its common stock on the New York Stock Exchange as of period end (adjusted for stock splits), plus the total number of outstanding shares of the Company’s preferred stock multiplied by the closing price of its preferred stock on the New York Stock Exchange as of period end. Total Secured Debt Consolidated Secured Debt plus the Company’s pro rata share of mortgage debt from the Investment Management Platform. Units/Square Feet/Beds Senior housing facilities are measured in available units (e.g., studio, one or two bedroom units). Life science facilities and medical office buildings are measured in square feet. Post-acute/skilled facilities and hospitals are measured in available beds. Yield* Cash NOI divided by Investment. For acquisitions, initial Yields are calculated as projected Cash NOI, 12 months forward, as of the closing date divided by total acquisition cost basis. The total acquisition cost basis includes the initial purchase price, the effects of adjusting assumed debt to market, lease intangible adjustments and all transaction costs. Yield is subject to the same limitations and qualifications as Cash NOI. *Non-GAAP Supplemental Measures Adjusted Fixed Charge Coverage, CFC, DSC, EBITDA, Adjusted EBITDA, Facility EBITDA, Facility EBITDAR, Facility EBITDARM, Financial Leverage, Fixed Charges, FAD, FAD Payout Ratio, FFO, FFO Payout Ratio, Net Debt, Net Debt to Adjusted EBITDA, NOI, Cash NOI, Secured Debt Ratio and Yield are supplemental non- GAAP measures that have inherent limitations as analytical tools and should be used in conjunction with the Company’s required GAAP presentations and not as alternatives to those indicators. Further, the Company’s computations of these non-GAAP measures may not be comparable to similar measures reported by other companies. Historical reconciliations of Adjusted Fixed Charge Coverage, Financial Leverage and Secured Debt Ratio are available in the Company’s Current Reports on Form 8-K filed with the SEC on February 11, 2014 (2013 Metrics), February 12, 2013 (2012 metrics), February 14, 2012 (2011 metrics), February 15, 2011 (2010 metrics), February 12, 2010 (2009 metrics), February 10, 2009 (2008 metrics), February 11, 2008 (2008 and 2007 metrics) and July 30, 2007 (Pre- CNL Acquisition metrics). The information in this supplemental information package should be read in conjunction with the accompanying earnings release. REPORTING Definitions

Reconciliations of Non-GAAP Measures Dollars in thousands EBITDA AND ADJUSTED EBITDA FROM NET INCOME Three Months Ended March 31, 2014 2013 Net income $ 263,623 $ 233,784 Interest expense: Continuing operations 106,638 109,110 Discontinued operations — 241 Income taxes: Continuing operations 1,446 916 Discontinued operations 5 (35) Depreciation and amortization of real estate, in-place lease and other intangibles: Continuing operations 107,388 103,179 Discontinued operations — 1,538 Equity income from unconsolidated joint ventures (14,528) (14,801) HCP’s share of IMP EBITDA 3,642 3,607 Other joint venture adjustments 15,710 15,988 EBITDA $ 483,924 $ 453,527 Gain on sales of real estate (28,010) — Adjusted EBITDA $ 455,914 $ 453,527

Reconciliations of Non-GAAP Measures Dollars in thousands ADJUSTED FIXED CHARGE COVERAGE Three Months Ended March 31, 2014 2013 Adjusted EBITDA $ 455,914 $ 453,527 Interest expense: Continuing operations 106,638 109,110 Discontinued operations — 241 HCP’s share of IMP interest expense 1,563 1,583 Capitalized interest 3,125 4,111 Fixed Charges $ 111,326 $ 115,045 Adjusted Fixed Charge Coverage 4.1x 3.9x TOTAL GROSS ASSETS March 31, 2014 December 31, 2013 March 31, 2013 Consolidated total assets $ 19,858,678 $ 20,075,870 $ 19,732,731 Investments in and advances to unconsolidated joint ventures (193,930) (196,576) (209,810) Accumulated depreciation and amortization 2,318,562 2,257,187 2,035,316 Accumulated depreciation and amortization from assets held for sale — 11,920 46,822 Consolidated Gross Assets $ 21,983,310 $ 22,148,401 $ 21,605,059 HCP’s share of IMP assets(1) 266,178 267,102 274,460 HCP’s share of IMP accumulated depreciation and amortization(1) 45,887 50,128 47,492 Total Gross Assets $ 22,295,375 $ 22,465,631 $ 21,927,011 (1) Reflects the Company’s pro-rata share of amounts from the Investment Management Platform and its equity interest in HCR.

COMPANY Information Board of Directors Michael D. McKee Chairman of the Board, HCP, Inc. and Chief Executive Officer, Bentall Kennedy U.S., L.P. Brian G. Cartwright Senior Advisor at Patomak Global Partners LLC and Scholar In Residence at the Marshall School of Business USC Christine N. Garvey Former Global Head of Corporate Real Estate Services, Deutsche Bank AG David B. Henry Vice Chairman, President and Chief Executive Officer Kimco Realty Corporation Lauralee E. Martin President and Chief Executive Officer HCP, Inc. Peter L. Rhein General Partner Sarlot & Rhein Joseph P. Sullivan Chairman Emeritus of the Board of Advisors RAND Health Senior Management Lauralee E. Martin President and Chief Executive Officer Jonathan M. Bergschneider Executive Vice President Life Science Estates Paul F. Gallagher Executive Vice President and Chief Investment Officer Thomas D. Kirby Executive Vice President Acquisitions and Valuations Thomas M. Klaritch Executive Vice President Medical Office Properties James W. Mercer Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary Timothy M. Schoen Executive Vice President and Chief Financial Officer Susan M. Tate Executive Vice President Kendall K. Young Executive Vice President Senior Housing

Hyde Park Senior Housing Facility Tampa, Florida Forward Looking Statements & Risk Factors “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this supplemental information which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, among other things, the Company’s estimate of (i) completion dates, stabilization dates, rentable square feet and total investment for development projects in progress, and (ii) rentable square feet for land held for development. These statements are made as of the date hereof, are not guarantees of future performance and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. These risks and uncertainties include but are not limited to: changes in global, national and local economic conditions, including a prolonged period of weak economic growth; volatility or uncertainty in the capital markets, including changes in the availability and cost of capital (impacted by changes in interest rates and the value of our common stock); which may adversely impact our ability to consummate transactions or reduce the earnings from potential transactions; the Company’s ability to manage its indebtedness level and changes in the terms of such indebtedness; the effect on healthcare providers of the recently enacted and pending Congressional legislation addressing entitlement programs and related services, including Medicare and Medicaid, which may result in future reductions in reimbursements; the ability of operators, tenants and borrowers to conduct their respective businesses in a manner sufficient to maintain or increase their revenues and to generate sufficient income to make rent and loan payments to the Company and the Company’s ability to recover investments made, if applicable, in their operations; the financial weakness of some operators and tenants, including potential bankruptcies and downturns in their businesses, which results in uncertainties regarding the Company’s ability to continue to realize the full benefit of such operators’ and/or tenants’ leases; changes in federal, state or local laws and regulations, including those affecting the healthcare industry that affect the Company’s costs of compliance or increase the costs, or otherwise affect the operations of operators, tenants and borrowers; the potential impact of future litigation matters, including the possibility of larger than expected litigation costs, adverse results and related developments; competition for tenants and borrowers, including with respect to new leases and mortgages and the renewal or rollover of existing leases; the Company’s ability to negotiate the same or better terms with new tenants or operators if existing leases are not renewed or the Company exercises its right to replace an existing operator or tenant upon default; availability of suitable properties to acquire at favorable 40 Continued

prices and the competition for the acquisition and financing of those properties; the financial, legal, regulatory and reputational difficulties of significant operators of the Company’s properties; the risk that the Company may not be able to achieve the benefits of investments within expected time-frames or at all, or within expected cost projections; the ability to obtain financing necessary to consummate acquisitions on favorable terms; risks associated with the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition and continued cooperation; changes in the credit ratings on U.S. government debt securities or default or delay in payment by the U.S. of its obligations; and other risks and uncertainties described from time to time in the Company’s Securities and Exchange Commission filings, including its 2013 Annual Report on Form 10-K. These risks and uncertainties are described in the Company’s Securities and Exchange Commission (“SEC”) filings. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. The information in this supplemental information package should be read in conjunction with the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein. On the Company’s website, www.hcpi.com, you can access, free of charge, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. The information contained on the Company’s website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. In addition, the SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers, including HCP, that file electronically with the SEC at www.sec.gov. For more information, contact Timothy M. Schoen, Executive Vice President and Chief Financial Officer, at (562) 733-5309. Life Science Building Salt Lake City, Utah Forward Looking Statements & Risk Factors (Continued) 41

our commitment STRATEGY EXECUTION RESULTS We are relocating our Corporate Headquarters effective May 12, 2014 to: 1920 Main Street Suite 1200 Irvine, CA 92614 (949) 407-0700 Corporate Headquarters 3760 Kilroy Airport Way, Suite 300 Long Beach, CA 90806-2473 (562) 733-5100 San Francisco Office 400 Oyster Point Boulevard, Suite 409 South San Francisco, CA 94080-1920 Nashville Office 3000 Meridian Boulevard, Suite 200 Franklin, TN 37067-6388